UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 28, 2017

Date of Report (Date of earliest event reported)

RED METAL RESOURCES LTD.

(Exact name of registrant as specified in its charter)

NEVADA	000-52055	20-2138504
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1158 Russell Street, Unit D, Thunder Bay, Ontario, Canada		P7B 5N2
(Address of principal executive offices)		(Zip Code)

1 (807) 345-5380

Registrant's telephone number, including area code

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01

ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On February 28, 2017, Red Metal Resources Ltd. (“Red Metal” or the “Company”) signed a letter of intent (“LOI”) with Power Americas Minerals Corp (“Power Americas”) to sell on the exercise of three separate options a 100% interest in the Farellon Property, a 100% interest in the Perth Property and a 100% interest in the Mateo Property. The three projects are located 150 km southwest of Copiapo, Chile, in the prolific Candelaria iron oxide copper-gold (IOCG) belt of Chile's coastal Cordillera, host to the Mantoverde mine and Lundin Mining Corporation's Candelaria mine.

Pursuant to the LOI, Power Americas can acquire 100% of Red Metal’s Farellon, Perth, and Mateo Properties in exchange for aggregate consideration of twenty-five million common shares of Power Americas  and a one-time payment of US$250,000.

The completion of the transaction is subject to a number of conditions including, but not limited to, TSX Venture Exchange (“TSXV”) approval.

Power Americas may exercise the first option (the “First Option”) to acquire a 100% interest in the Farellon Property by issuing ten million common shares at a price of $0.145 per share in the capital of Power Americas and by making a one-time cash payment of US$250,000 to Red Metal within five business days of receiving acceptance by the TSX Venture Exchange (the “TSXV”) to the transaction.

Provided Power Americas exercises the First Option it may exercise an additional option (the “Second Option”) and earn an undivided 100% interest in the Perth Property by issuing to Red Metal ten million common shares at a price of $0.145 per share in the capital of Power Americas, or by issuing to the Company ten million special warrants (the “Special Warrants”) within six months from the date the First Option has been exercised.

Subject to Power Americas exercising the Second Option it may exercise the final option (the “Third Option”) and earn an undivided 100% interest in the Mateo Property by issuing to Red Metal five million common shares at a price of $0.145 per share in the capital of Power Americas or by issuing to the Company five million Special Warrants within six months from the date the Second Option has been exercised.

Each Special Warrant will be exercisable without further consideration into one common share in the capital of Power Americas at a deemed price of $0.145 per share.

The foregoing description of the LOI does not purport to be complete and is qualified in its entirety by reference to the complete text of the LOI attached as Exhibit 10.1 hereto.  A copy of the Company’s news release regarding the LOI is attached as Exhibit 99.1 hereto.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

Exhibit Number	Description of Exhibit
10.1	Letter of Intent between Red Metal Resources Ltd. and Power Americas Minerals Corp. dated for reference February 28, 2017
99.1	News Release dated March 1, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

RED METAL RESOURCES LTD.

Date: March 6, 2017	By: /s/ Joao da Costa

Name: Joao da Costa
Title: Chief Financial Officer

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